UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

INNERWORKINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)

	600 West Chicago Avenue Suite 850 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

(312) 642-3700 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 24, 2011, InnerWorkings, Inc. (the “Company”) entered into that certain Share Purchase Agreement, dated as of October 24, 2011, by and among the Company, etrinsic Limited, a wholly-owned subsidiary of the Company, Winthrop Limited and Christophe Delaune (the “Share Purchase Agreement”), pursuant to which the Company purchased all of the issued and outstanding shares of Productions Graphics, a société par actions simplifiée (SAS) registered in France with the Nanterre Registry of Commerce and Companies and whose registered office is located in Boulogne-Billancourt, France (the “Acquisition”).  Winthrop Limited and Christopher Delaune own 100% of the issued and outstanding shares of Production Graphics and are referred to herein as the “Sellers.”

The aggregate purchase price payable to the Sellers is an amount equal to up to €67,911,000 (the “Consideration”).  The Consideration will be payable as follows: (A) €4,191,000 paid in cash at closing, subject to a working capital adjustment; (B) the issuance within 60 days of closing of a number of shares of common stock, $0.0001 par value per share, of the Company (the “Company Common Stock”) equal to €1,620,000 divided by the closing price (converted to Euros based upon the applicable exchange rate as published by the European Central Bank on the last trading day prior to the closing) of the Company Common Stock on the NASDAQ Global Select Market on the last trading day prior to the date on which such shares are issued; provided, however, that, if such shares are not registered for resale pursuant to an effective registration statement under the Securities Act of 1933, as amended, within 60 days of closing, the Company shall pay the Sellers €1,620,000 in cash; and (C) up to €62,100,000 in cash and shares of Company Common Stock if certain financial milestones are achieved during certain measurement periods between October 1, 2011 and December 31, 2015 (the “Earn-Out”).

Pursuant to the Earn-Out, the Sellers will be eligible to receive up to five earn-out payments, having a maximum aggregate value of €49,600,000 (or €1,200,000 for the first measurement period, €5,900,000 for the second measurement period, €6,500,000 for the third measurement period, €14,000,000 for the fourth measurement period and €22,000,000 for the fifth measurement period), provided that Productions Graphics achieves certain financial objectives.  These objectives are defined in terms of EBITDA (as defined in the Share Purchase Agreement) and are as follows:

•
For the period beginning on October 1, 2011 and ending on December 31, 2011, Productions Graphics must achieve EBITDA of €1,000,000 or more in order for the Sellers to be entitled to receive €1,200,000.  Should EBITDA fall below €1,000,000, but equal or exceed €800,000, the Sellers shall be entitled to a pro-rata payout as defined in the Share Purchase Agreement.

•
For the period beginning on January 1, 2012 and ending on December 31, 2012, Production Graphics must achieve EBITDA of €2,300,000 or more in order for the Sellers to be entitled to receive €5,900,000.  Should EBITDA fall below €2,300,000, but equal or exceed €1,840,000, the Sellers shall be entitled to a pro-rata payout as defined in the Share Purchase Agreement.

•
For the period beginning on January 1, 2013 and ending on December 31, 2013, Production Graphics must achieve EBITDA of €3,400,000 or more in order for the Sellers to be entitled to receive €6,500,000.  Should EBITDA fall below €3,400,000, but equal or exceed €2,720,000, the Sellers shall be entitled to a pro-rata payout as defined in the Share Purchase Agreement.

•
For the period beginning on January 1, 2014 and ending on December 31, 2014, Production Graphics must achieve EBITDA of €5,300,000 or more in order for the Sellers to be entitled to receive €14,000,000.  Should EBITDA fall below €5,300,000, but equal or exceed €4,240,000, the Sellers shall be entitled to a pro-rata payout as defined in the Share Purchase Agreement.

•
For the period beginning on January 1, 2015 and ending on December 31, 2015, Production Graphics must achieve EBITDA of €7,200,00 or more in order for the Sellers to be entitled to receive €22,000,000.  Should EBITDA fall below €7,200,000, but equal or exceed €5,760,000, the Sellers shall be entitled to a pro-rata payout as defined in the Share Purchase Agreement.

In addition, the Sellers will be entitled to receive an additional payment pursuant to the Earn-Out of up to a maximum of €12,500,000 if Cumulative EBITDA (as defined in the Share Purchase Agreement) equals or exceeds €30,000,000 for the period beginning on October 1, 2011 and ending on December 31, 2015.  Should Cumulative EBITDA fall below €30,000,000, but equal or exceed €24,000,000, the Sellers shall be entitled to receive to a pro-rata payout as defined in the Share Purchase Agreement.

All Consideration paid in connection with the Earn-Out will be paid seventy percent (70%) in cash and thirty percent (30%) in shares of Company Common Stock based on the closing price (converted to Euros based upon the applicable exchange rate as published by the European Central Bank on the last trading day prior to the closing) of the Company Common Stock on the NASDAQ Global Select Market on the last day of the applicable measurement period.

The Company will use its reasonable best efforts to register for resale the shares of Company Common Stock that will be paid as Consideration pursuant to a registration statement on Form S-3 that has been filed with, and declared effective by, the U.S. Securities and Exchange Commission on the date of delivery of such shares to the Sellers pursuant to the terms of the Share Purchase Agreement.

The preceding is qualified in its entirety by the Share Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 24, 2011, the Company completed the Acquisition pursuant to the terms of the Share Purchase Agreement.  The Company funded the cash portion of the Consideration with available cash.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 8.01	Other Events.

On October 25, 2011, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

No financial statements are filed herewith.  The Company will file the required financial statements by amendment within the time period required by Item 9.01 of Form 8-K.

(b)	Pro Forma Financial Information.

No pro forma financial statements are filed herewith.  The Company will file the required pro forma financial statements by amendment within the time period required by Item 9.01 of Form 8-K.

(d)	Exhibits:

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of October 24, 2011, by and among InnerWorkings, Inc., etrinsic Limited, Winthrop Limited and Christophe Delaune.
99.1	Press Release, dated October 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: October 25, 2011	By:	/s/ Joseph M. Busky
	Name:	Joseph M. Busky
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of October 24, 2011, by and among InnerWorkings, Inc., etrinsic Limited, Winthrop Limited and Christophe Delaune.

99.1	Press Release, dated October 25, 2011.